                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (date of earliest event reported): August 11, 2008


                              PYRAMID OIL COMPANY
              (Exact name of registrant as specified in its charter)

                          Commission File Number 0-5525

                CALIFORNIA                              94-0787340
      (State or other jurisdiction                    (IRS Employer
            of incorporation)                      Identification No.)


                 2008 - 21ST. STREET
               BAKERSFIELD, CALIFORNIA                    93301
        (Address of principal executive offices)        (Zip Code)

    Registrant's telephone number, including area code: (661) 325-1000

                                Not Applicable
                --------------------------------------------
         Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ]  Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)

    [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in
              Fiscal Year.

     On August 11, 2008, Pyramid Oil Company (the Company) amended Article Sixth of its Articles of Incorporation (1) to authorize the issuance of up to 10,000,000 shares of preferred stock and (2) to authorize the issuance of up to 50,000,000 shares of common stock. Prior to such amendment, the Company was not authorized to issue any preferred stock and was authorized to issue 10,000,000 shares of common stock. A copy of the Company's Certificate of Amendment of Articles of Incorporation is attached to this Current Report on Form 8-K as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1     Certificate of Amendment of Articles of Incorporation of
                   Pyramid Oil Company

                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PYRAMID OIL COMPANY
                                              (Registrant)

    Dated: August 15, 2008

                                        By: /s/JOHN H. ALEXANDER
                                           ---------------------
                                        Name:  John H. Alexander
                                        Title: Chief Executive Officer